Exhibit 99.1

TWENTY-EIGHTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

CORPORATE OFFICE PROPERTIES, L.P.

This Twenty-Eighth Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement Of Corporate Office Properties, L.P., a Delaware limited partnership (the Partnership), is made and entered into as of September 15, 2011, by the undersigned.

Recitals

A.                                   The Partnership is a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the “Act”) and governed by that certain Second Amended and Restated Limited Partnership Agreement dated as of December 7, 1999, as amended by that certain First Amendment to Second Amended and Restated Limited Partnership Agreement dated as of December 21, 1999, that certain Second Amendment to Second Amended and Restated Limited Partnership Agreement dated as of December 21, 1999, that certain Third Amendment to Second Amended and Restated Limited Partnership Agreement dated as of September 29, 2000, that certain Fourth Amendment to Second Amended and Restated Limited Partnership Agreement dated as of November 27, 2000, that certain Fifth Amendment to Second Amended and Restated Limited Partnership Agreement dated as of January 25, 2001, that certain Sixth Amendment to Second Amended and Restated Limited Partnership Agreement dated as of April 3, 2001, that certain Seventh Amendment to the Second Amended and Restated Limited Partnership Agreement dated as of August 30, 2001, that certain Eighth Amendment to the Second Amended and Restated Limited Partnership Agreement dated September 14, 2001, that certain Ninth Amendment to the Second Amended and Restated Limited Partnership Agreement dated October 16, 2001, that certain Tenth Amendment to the Second Amended and Restated Limited Partnership Agreement dated December 29, 2001, that certain Eleventh Amendment to the Second Amended and Restated Limited Partnership Agreement dated December 15, 2002, that certain Twelfth Amendment to the Second Amended and Restated Limited Partnership Agreement dated June 2, 2003, that certain Thirteenth Amendment to the Second Amended and Restated Limited Partnership Agreement dated August 11, 2003, that certain Fourteenth Amendment to the Second Amended and Restated Limited Partnership Agreement dated December 18, 2003, that certain Fifteenth Amendment to the Second Amended and Restated Limited Partnership Agreement dated January 31, 2004, that certain Sixteenth Amendment to the Second Amended and Restated Limited Partnership Agreement dated April 15, 2004, that certain Seventeenth Amendment to the Second Amended and Restated Limited Partnership Agreement dated September 23, 2004, that certain Eighteenth Amendment to the Second Amended and Restated Partnership Agreement dated April 18, 2005, that certain Nineteenth Amendment to the Second Amended and Restated Partnership Agreement dated July 8, 2005, that certain Twentieth Amendment to the Second Amended and Restated Partnership Agreement dated June 29, 2006, that certain Twenty-First Amendment to the Second Amended and Restated Partnership Agreement dated July 20, 2006, that certain Twenty-Second Amendment to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated January 9, 2007, that certain Twenty-Third Amendment to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated April 6, 2007, that certain Twenty-Fourth Amendment to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated November 2, 2007, that certain Twenty-Fifth Amendment to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated December 31, 2008, that certain Twenty-Sixth Amendment to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated March 4, 2010 and that certain the Twenty-Seventh Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated February 3, 2011 (as amended, the “Agreement”).

B.                                     Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Agreement.

C.                                     The sole general partner of the Partnership is Corporate Office Properties Trust, a real estate investment trust formed under the laws of the State of Maryland (the “General Partner”).

D.                                    The General Partner wishes to amend Agreement, pursuant to its authority under Section 11.1(A) of the Agreement, to permit the Partnership to issue to the General Partner 1,666,083 common Partnership Interests in the Partnership (the “Common Units”), following which issuance the number of Common Units held by the General Partner will equal the number of outstanding common shares of beneficial interest of the General Partner, $0.01 par value; such equality was intended by the General Partner and the Partnership.

E.                                      The General Partner has determined that such amendment and subsequent issuance of Common Units as contemplated in the foregoing recital will not alter the amount or the Partner’s rights to distributions set forth in Article V or X of the Agreement, or the allocations set forth in Article IV of the Agreement.

NOW THEREFORE, in consideration of the foregoing and of the mutual premises set forth herein, the General Partner, intending to be legally bound hereby, hereby amends the Agreement as follows, effective as of the date set forth above.

1.                                       Section 4.2 of the Agreement is hereby amended to contain a new clause (D), set forth as follows:

“On or about the date of the Twenty-Eighth Amendment to this Agreement, the Partnership shall issue to the General Partner 1,666,083 Partnership Units, which issuance shall cause the number of Partnership Units held by the General Partner to equal the outstanding number of REIT Shares at the time of such issuance.”

2.                                       The General Partner is hereby amending Exhibit 1 to the Agreement by substituting for the existing Exhibit 1 the Exhibit 1 in the form attached hereto to reflect the issuance of Common Units to the General Partner as contemplated by this Amendment.

3.                                       This Amendment shall in all respects be construed in accordance with, and governed by, the laws of the State of Delaware.

4.                                       Except as explicitly modified by this Amendment, all of the provisions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

(SIGNATURE PAGE FOLLOWS)

In witness whereof, the General Partner has executed this Amendment as of the day and year first above written.

CORPORATE OFFICE PROPERTIES TRUST,
a Maryland Real Estate Investment Trust

By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	President

Exhibit 1 Addendum — 28th Amendment

Schedule of Partners

	Common Units of Partnership Units	Series G Preferred Units	Series H Preferred Units	Series I Preferred Units	Series J Preferred Units	Series K Preferred Units
General Partner
Corporate Office Properties Trust	71,962,296	2,200,000	2,000,000		3,390,000	531,667

Limited Partners and Preferred Limited Partners
Jay H. Shidler	431,893
Shidler Equities, L.P.	1,353,963
Clay W. Hamlin, III	91,592
LBCW Limited Partnership	1,331,107
Robert L. Denton	346,000
James K. Davis	51,589
Denise J. Liszewski	4,433
Samuel Tang	4,389
Lawrence J. Taff	13,733
Kimberly F. Aquino	2,937
M.O.R. 44 Gateway Associates Limited Partnership	1
John Parsinen	49,434
M.O.R. Commons Limited Partnership	7
Lynn Hamlin	121,411
Housing Affiliates, Inc.	4,402
Reingle Corp.	730
Joseph Tawil	2,160
The Lovejoy Trust	59,528
The Century Trust	59,528
A. Charles Wilson, Trustee of the A. Charles Wilson and Betty S. Wilson Trust u/d/t June 18, 1980—Survivor’s Trust	5,908
Irwin Hoffman	1,880
The Rouse Family Exemption Trust	2,160
Lawrence G. Rief	2,526
David D. Jenkins	262,165
RA & DM, Inc.	2,954
Richard Alter	43,817
Donald Manekin	23,336
William Winstead	14,019
Richard Manekin	8,988
Robert Manekin	8,988
Charles Manekin	3,899
Francine Manekin	880
Sandye Sirota	5,427
Lynn Stern	880
Louis LaPenna	2,513
Jamie Deutsch	22
Kelly Alter	22

TRC Associates Limited Partnership				352,000

TOTAL	76,281,517	2,200,000	2,000,000	352,000	3,390,000	531,667